UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 27, 2017

Frontier Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7, Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 614-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 27, 2017, Frontier Communications Corporation (“Frontier”) issued a press release announcing fourth quarter and full-year 2016 financial results. A copy of the press release is attached hereto as Exhibit 99.1.

All information in Item 2.02 of this Form 8-K and in Exhibit 99.1 attached hereto is furnished but not filed.

Item 7.01	Regulation FD Disclosure

On February 27, 2017 at 4:30 p.m. Eastern Time, Frontier will host a conference call to discuss fourth quarter and full-year 2016 financial results. A copy of the materials to be used during the conference call is attached hereto as Exhibit 99.2.

All information in Item 7.01 of this Form 8-K and in Exhibit 99.2 attached hereto is furnished but not filed.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Frontier issued February 27, 2017.

99.2	Presentation regarding fourth quarter and full-year 2016 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: February 27, 2017	By:	/s/ R. Perley McBride
R. Perley McBride
Executive Vice President and Chief Financial Officer